UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2019

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (250) 765-6424

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On April 15, 2019 Lexaria Bioscience Corp. (“Lexaria”) retained Oak Hill Financial Inc. (“Oak Hill”) to provide investor relations services in compliance with regulatory guidelines. Oak Hill is a Toronto-based firm that was first established in 2014 and provides a variety of services, including capital market services and investor relations services. Oak Hill is independent of Lexaria and does not hold any interest, directly or indirectly in Lexaria. The engagement of Oak Hill is for a term of one month which is automatically renewed unless terminated by either party. It is anticipated that Oak Hill will assist Lexaria with developing its Canadian capital markets strategy and introducing Lexaria to prospective investors, institutional funds, IIROC Investment Advisors and other high net worth individuals. Lexaria will compensate Oak Hill CDN$8,500 monthly for the provision of its services.

On April 24, 2019 Lexaria announced that they have received the annual Territory License Fee that was payable upon the execution of the Definitive Agreement with a private California-based Company, dated March 20, 2019, to license Lexaria’s DehydraTECHTM, on a semi-exclusive basis, for a term of five (5) years, to produce a line of cannabis-infused alcohol-free beverages for distribution in the States of California and Nevada, following regulatory approval.

On April 25, 2019 Lexaria announced that it has expanded its Scientific Advisory Board to include the following members:

•	Dr. Dwayne Godwin, the Dean of the Graduate School and Professor in the Departments of Neurobiology and Anatomy and the Institute for Regenerative Medicine at Wake Forest University;
•	Dr. Terry D. Blumenthal, a Professor of Psychology and Neuroscience at Wake Forest University;
•	Dr. Matthew Fraser, an Associate Professor and Director of Basic Science Research in the Department of Surgery, Division of Urology at Duke University Medical Center
•	Dr. Carla Lema Tome, an Adjunct Assistant Professor of Neurobiology and Anatomy at Wake Forest University School of Medicine

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated April 15, 2019
99.2	Press Release dated April 16, 2019
99.3	Press Release dated April 24, 2019
99.4	Press Release dated April 25, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: April 25, 2019

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